UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      April 15, 2005

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)





ITEM 8.01 Other Events

     On April 14, 2005, Monarch Casino & Resort, Inc. (the "Company") issued a press release announcing that the City of Reno denied the Company's application for a master plan and zoning change on a parcel of land in South Reno for possible development of a second hotel casino. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01  Financial Statements and Exhibits

     (c) EXHIBITS

         99.1  Text of press release dated April 14, 2005.










































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONARCH CASINO & RESORT, INC.


Date:    April 15, 2005                By: /s/ Ben Farahi
                                              -------------------------
                                       Name:   Ben Farahi
                                       Title:  Chief Financial Officer,
                                               Treasurer and Secretary












































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                                                                  Exhibit 99.1

                                PRESS RELEASE

       RENO CITY COUNCIL DENIES MONARCH BID FOR MASTER PLAN AND ZONING
                 CHANGE FOR PROPOSED SOUTH RENO PROPERTY

     RENO, NV- April 14, 2005 - Monarch Casino & Resort, Inc. (Nasdaq: MCRI) ("Monarch" or the "Company") announced that the Reno City Council early today voted to deny the Company's proposed master plan and zoning change that would be required to allow the Company to develop a second hotel-casino on South Virginia Street, in the south part of Reno, Nevada.

     Monarch's proposal as presented to the Reno City Council included a proposed 201-suite hotel-casino and spa and related amenities. The proposed master plan amendment and zoning change had been recommended for approval by the Reno Planning Commission.

     Company Co-Chairman and Chief Executive officer John Farahi said:  "We
are disappointed in the City Council's decision.   We intend to evaluate our
development and other options, and we will decide on a future course of action. Despite this setback for additional development, operations remain strong at our Atlantis Casino Resort.

     Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada. The Atlantis is the closest hotel-casino to and is directly across the street from the Reno-Sparks Convention Center. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across the street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements, is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 37 table games and approximately 1,450 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

     Statements in this release that are not historical fact are "forward looking" statements under the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties that could cause actual results to differ from expectations, including the risks and/or uncertainties as described in the Company's public filings with the Securities and Exchange Commission.

Contacts: Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
          Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com








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